Note 8 - Derivative Liability on Warrants	12 Months Ended
Dec. 31, 2014
Disclosure Text Block [Abstract]
Derivatives and Fair Value [Text Block]

NOTE 8 - DERIVATIVE LIABILITY ON WARRANTS

In June 2013, the Company issued warrants to purchase 2,181,818 shares of Common Stock with a 10-year contractual term to Steuben Investment Company II, L.P. in connection with the issuance of Common Stock to fund the Powerhouse One acquisition. The warrants were immediately exercisable into the Company’s Common Stock with an exercise price of $1.00 per share. However, as the warrants have “down round” protection, they are treated as a derivative liability and were historically valued using a binomial lattice-based option valuation model using holding period assumptions developed from the Company's business plan and management assumptions, and expected volatility from comparable companies including OTC Pink® and small-cap companies.

In November 2014, all 2,181,818 warrants held by Steuben Investment Company II, L.P. and described above were exercised by the holder in a cashless transaction as provided for in the warrant agreement. Based upon a share valuation of $1.50 per share determined by the Company's Board of Directors based upon concurrent issuances, the exercise of warrants to acquire 2,181,818 shares of Common Stock on a cashless basis resulted in a net issuance to Steuben of 727,273 shares of Common Stock. The final settlement of the liability upon exercise resulted in a gain listed in the table below.

The following table sets forth a summary of changes in fair value of the warrants during the period covered by the accompanying financial statements:

Balance at issuance June 14, 2013	$1,170,459
Change in fair value included in net loss	(47,310)
Balance at December 31, 2013	1,123,149
Change in fair value included in net loss	(32,239)
Warrants exercised	(1,090,910)
Balance at December 31, 2014	$0